SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) March 31, 2004

Wells Real Estate Investment Trust II, Inc.

(Exact name of registrant as specified in its charter)

Maryland

(State or other jurisdiction of incorporation)

333-107066	20-0068852
(Commission File Number)	(IRS Employer Identification No.)

6200 The Corners Parkway, Norcross, Georgia 30092

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (770) 449-7800

(Former name or former address, if changed since last report)

Item 2. Acquisition of Assets

Acquisition of the Republic Drive Buildings

On March 31, 2004, Wells Operating Partnership II, L.P. (“Wells OP II”), a Delaware limited partnership formed to acquire, own, lease and operate real properties on behalf of Wells Real Estate Investment Trust II, Inc. (“Registrant”), purchased two single-story engineering buildings containing an aggregate of approximately 169,000 rentable square feet (the “Republic Drive Buildings”). The Republic Drive Buildings are located on an approximate 20-acre tract of land at 333 Republic Drive and 777 Republic Drive, Allen Park, Michigan. The aggregate purchase price of the Republic Drive Buildings was approximately $18.9 million, plus closing costs. The acquisition was entirely funded with proceeds from the $175.0 million secured bridge facility with Bank of America, N.A. The Republic Drive Buildings were purchased from Ford Motor Land Development Corporation (“Ford”), which is not affiliated with the Registrant, Wells OP II or Wells Capital, Inc. (the “Advisor”). Ford has a right of first offer to purchase the Republic Drive Buildings should Wells OP II decide to sell the buildings in the future.

The Republic Drive Buildings, which were constructed in 2000, are 100% leased under a net lease to Roush Industries, Inc. (“Roush”). Roush manufactures parts and provides engineering, management and prototype services to the automotive, electronics, sports equipment and motorsports industries. Roush employs approximately 2,000 people and operates over 50 facilities in the United States, Mexico and Great Britain. The current annual base rent payable under the Roush lease, which expires in 2010, is approximately $1.9 million. Roush has the right, at its option, to extend the initial term of the lease for two additional five-year periods. Roush currently self-manages the Republic Drive Buildings.

Wells OP II does not intend to make significant renovations or improvements to the Republic Drive Buildings in the near term. Wells OP II believes that the Republic Drive Buildings are adequately insured.

Acquisition of the Manhattan Towers Property

On April 2, 2004, Wells OP II purchased two six-story office buildings containing approximately 310,000 rentable square feet located on an approximate 5.1-acre parcel of land at 1230 and 1240 Rosecrans Avenue in Manhattan Beach, California (the “Manhattan Towers Property”) for a purchase price of approximately $89.9 million, plus closing costs. The acquisition was entirely funded with proceeds from the $175.0 million secured bridge facility with Bank of America, N.A. The Manhattan Towers Property was purchased from HSOV Manhattan Towers, L.P., which is not affiliated with the Registrant, Wells OP II or the Advisor.

The Manhattan Towers Property, which was completed in 1985 and renovated in 2001, is leased to Northrop Grumman Space and Mission Systems Corporation (“Northrop”) (approximately 76%) and various other office and retail tenants (approximately 23%). Approximately 1% of the Manhattan Towers Property is currently vacant.

Northrop is the combination of two operating segments within Northrop Grumman Corporation (“Northrop Grumman”), the nation’s second largest defense contractor. Headquartered in Los Angeles, California, Northrop Grumman provides technologically advanced, innovative products, services and solutions in systems integration, defense electronics, information technology, advanced aircraft, shipbuilding and space technology. With approximately 120,000 employees and operations in all 50 states and 25 countries, Northrop Grumman serves U.S. and international military, government and commercial customers. Northrop Grumman reported a net worth, as of December 31, 2003, of approximately $15.8 billion.

The current aggregate annual base rent for Northrop and the 17 additional tenants in the Manhattan Towers Property is approximately $6.5 million. The current weighted average remaining lease term for all tenants in the Manhattan Towers Property is approximately six years. Northrop has the right, at its option, to extend the initial term of its lease for two additional five-year periods. Northrop has the right to terminate approximately 11% of its space, or approximately 24,902 square feet, effective December 2006 or December 2007 for a termination fee equal to the sum of unamortized tenant improvements and leasing commissions and nine months of base rent, parking rent and the its proportionate share of operating expenses and real estate taxes related to the terminated space.

Hines Interests L.P., which is not affiliated with the Registrant, Wells OP II or the Advisor, is the current on-site property manager for the Manhattan Towers Property. Wells OP II does not intend to make significant renovations or improvements to the Manhattan Towers Property in the near term. Wells OP II believes that the Manhattan Towers Property is adequately insured.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(a) Financial Statements of Businesses Acquired. The following financial statements of the Registrant are submitted at the end of this Current Report on Form 8-K and are filed herewith and incorporated herein by reference:

(b) Pro Forma Financial Information. See Paragraph (a) above.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

WELLS REAL ESTATE INVESTMENT TRUST II, INC.
(Registrant)

By:	/s/ Douglas P. Williams
Douglas P. Williams
Executive Vice-President, Treasurer and Principal Financial Officer

Date: April 15, 2004

Report of Independent Auditors

Stockholders and Board of Directors

Wells Real Estate Investment Trust II, Inc.

We have audited the accompanying statement of revenues over certain operating expenses of the Republic Drive Buildings for the year ended December 31, 2003. This statement is the responsibility of the Republic Drive Buildings’ management. Our responsibility is to express an opinion on this statement based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement of revenues over certain operating expenses is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the statement of revenues over certain operating expenses. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the statement of revenues over certain operating expenses. We believe that our audit provides a reasonable basis for our opinion.

The accompanying statement of revenues over certain operating expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission, as described in Note 2, and is not intended to be a complete presentation of the Republic Drive Buildings’ revenues and expenses.

In our opinion, the statement of revenues over certain operating expenses referred to above presents fairly, in all material respects, the revenues and certain operating expenses described in Note 2 of the Republic Drive Buildings for the year ended December 31, 2003 in conformity with accounting principles generally accepted in the United States.

/s/ Ernst & Young LLP

Atlanta, Georgia

April 2, 2004

Republic Drive Buildings

Statement of Revenues Over Certain Operating Expenses

For the year ended December 31, 2003

(in thousands)

Revenues:
Base rent	$2,031
Reimbursement revenues	436

Total revenues	2,467

Expenses:
Real estate taxes	327
Grounds maintenance	69
Other operating expenses	40

Total expenses	436

Revenues over certain operating expenses	$2,031

See accompanying notes.

Republic Drive Buildings

Notes to Statement of Revenues Over Certain Operating Expenses

For the year ended December 31, 2003

1. Description of Real Estate Property Acquired

On March 31, 2004, Wells Operating Partnership II, L.P. (“Wells OP II”), through a wholly owned subsidiary, acquired the Republic Drive Buildings (the “Buildings”), two one-story buildings containing approximately 169,000 square feet located in Allen Park, Michigan from Ford Motor Land Development Corporation (the “Seller”). Total consideration for the acquisition was approximately $18.9 million, exclusive of closing costs. Wells OP II is a Delaware limited partnership formed to acquire, own, lease, operate, and manage real properties on behalf of Wells Real Estate Investment Trust II, Inc., a Maryland corporation. Wells REIT II is the sole general partner of Wells OP II.

2. Basis of Accounting

The accompanying statement of revenues over certain operating expenses is presented in conformity with accounting principles generally accepted in the United States and in accordance with the applicable rules and regulations of the Securities and Exchange Commission for real estate properties acquired. Accordingly, the statement excludes certain historical expenses that are not comparable to the proposed future operations of the property such as certain ancillary income, amortization, depreciation, interest and corporate expenses. Therefore, the statement will not be comparable to the statements of operations of the Buildings after their acquisition by Wells OP II.

3. Significant Accounting Policies

Rental Revenues

Rental revenue is recognized on a straight-line basis over the term of the related lease. The excess of rental income recognized over the amounts due pursuant to the lease term is recorded as straight-line rent receivable. The adjustment to straight-line rent receivable increased revenue by approximately $0.2 million for the year ended December 31, 2003.

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Republic Drive Buildings

Notes to Statement of Revenues Over Certain Operating Expenses (continued)

For the year ended December 31, 2003

4. Description of Leasing Arrangements

The Buildings are 100% leased to Roush Industries (“Roush”) under a lease agreement that requires Roush to pay utility and service expenses directly to service providers and to reimburse the landlord for all other operating expenses including real estate taxes, insurance and common area maintenance.

5. Future Minimum Rental Commitments

Future minimum rental commitments for the years ended December 31 are as follows (in thousands):

2004	$1,861
2005	1,924
2006	2,200
2007	2,200
2008	2,200
Thereafter	4,121

$14,506

Report of Independent Auditors

Stockholders and Board of Directors

Wells Real Estate Investment Trust II, Inc.

We have audited the accompanying statement of revenues over certain operating expenses of the Manhattan Towers Property for the year ended December 31, 2003. This statement is the responsibility of the Manhattan Towers Property’s management. Our responsibility is to express an opinion on this statement based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement of revenues over certain operating expenses is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the statement of revenues over certain operating expenses. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the statement of revenues over certain operating expenses. We believe that our audit provides a reasonable basis for our opinion.

The accompanying statement of revenues over certain operating expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission, as described in Note 2, and is not intended to be a complete presentation of the Manhattan Towers Property’s revenues and expenses.

In our opinion, the statement of revenues over certain operating expenses referred to above presents fairly, in all material respects, the revenues and certain operating expenses described in Note 2 of the Manhattan Towers Property for the year ended December 31, 2003 in conformity with accounting principles generally accepted in the United States.

/s/ Ernst & Young LLP

Atlanta, Georgia

April 7, 2004

Manhattan Towers Property

Statement of Revenues Over Certain Operating Expenses

For the year ended December 31, 2003

(in thousands)

Revenues:
Base rent	$5,975
Tenant reimbursements	1,400
Parking and other	481

Total revenues	7,856

Expenses:
Taxes and insurance	995
General and administrative	521
Management fees	431
Salaries and wages	384
Other	321
Utilities	317
Repairs and maintenance	283

Total expenses	3,252

Revenues over certain operating expenses	$4,604

See accompanying notes.

Manhattan Towers Property

Notes to Statement of Revenues Over Certain Operating Expenses

For the year ended December 31, 2003

1. Description of Real Estate Property Acquired

On April 2, 2004, Wells Operating Partnership II, L.P. (“Wells OP II”) acquired the Manhattan Towers Property, two six-story office buildings containing approximately 310,000 rentable square feet located in Manhattan Beach, California, from HSOV Manhattan Towers, L.P. (“HSOV”). Total consideration for the acquisition was approximately $89.9 million, exclusive of closing costs. Wells OP II is a Delaware limited partnership formed to acquire, own, lease, operate, and manage real properties on behalf of Wells Real Estate Investment Trust II, Inc., a Maryland corporation. Wells REIT II is the sole general partner of Wells OP II.

2. Basis of Accounting

The accompanying statement of revenues over certain operating expenses is presented in conformity with accounting principles generally accepted in the United States and in accordance with the applicable rules and regulations of the Securities and Exchange Commission for real estate properties acquired. Accordingly, the statement excludes certain historical expenses that are not comparable to the proposed future operations of the property such as certain ancillary income, amortization, depreciation, interest and corporate expenses. Therefore, the statement will not be comparable to the statements of operations of the Manhattan Towers Property after its acquisition by Wells OP II.

3. Significant Accounting Policies

Rental Revenues

Rental revenue is recognized on a straight-line basis over the terms of the related leases. The excess of rental income recognized over the amounts due pursuant to the lease terms is recorded as straight-line rent receivable. The adjustment to straight-line rent receivable decreased revenue by approximately $0.5 million for the year ended December 31, 2003.

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Manhattan Towers Property

Notes to Statement of Revenues Over Certain Operating Expenses (continued)

For the year ended December 31, 2003

4. Description of Leasing Arrangements

The Manhattan Towers Property is 99% leased, with Northrop Grumman Space and Mission Systems Corporation (“Northrop Grumman”) leasing 76% of the rentable square footage under a long-term lease agreement (the “Northrop Grumman Lease”). Under the terms of the Northrop Grumman Lease, Northrop Grumman is required to reimburse its proportionate share of operating expenses of the Manhattan Towers Property. The remaining rentable square footage is leased to various office and retail tenants under lease agreements with terms that vary in length and with various reimbursement clauses. During 2003, portions of the Manhattan Towers Property were vacant. As such, revenues for the year ended December 31, 2003 were significantly less than the future minimum rental commitments expected in future years.

5. Future Minimum Rental Commitments

Future minimum rental commitments for the years ended December 31 are as follows (in thousands):

2004	$6,800
2005	6,851
2006	7,019
2007	7,403
2008	7,332
Thereafter	14,945

$50,350

Northrop Grumman contributed approximately 68% of the rental income for the year ended December 31, 2003. Subsequent to December 31, 2003, Northrop Grumman will contribute approximately 82% of the future minimum rental income from the leases in place at that date.

WELLS REAL ESTATE INVESTMENT TRUST II, INC.

SUMMARY OF UNAUDITED PRO FORMA BALANCE SHEET

This pro forma information should be read in conjunction with the financial statements and notes of Wells Real Estate Investment Trust II, Inc., a Maryland corporation (“Wells REIT II”), included in its annual report filed on Form 10-K for the year ended December 31, 2003. In addition, this pro forma information should be read in conjunction with the financial statements and notes of certain acquired properties included in various Form 8-Ks previously filed.

The following unaudited pro forma balance sheet as of December 31, 2003 has been prepared to give effect to the first quarter 2004 acquisitions of the Weatherford Center Houston Building, the New Manchester One Building (the “Other Recent Acquisitions”) and the Republic Drive Buildings and the second quarter 2004 acquisition of the Manhattan Towers Property (collectively, the “Recent Acquisitions”) by Wells Operating Partnership II, LP (“Wells OP II”) as if the acquisitions occurred on December 31, 2003. Wells OP II is a Delaware limited partnership that was organized to own and operate properties on behalf of Wells REIT II.

An unaudited pro forma statement of income for the year ended December 31, 2003 has not been prepared to give effect to the Recent Acquisitions as Wells REIT II did not commence operations until January 22, 2004.

This unaudited pro forma balance sheet is prepared for informational purposes only and is not necessarily indicative of future results or of actual results that would have been achieved had the Recent Acquisitions been consummated as of December 31, 2003. In addition, the pro forma balance sheet includes allocations of the purchase price based upon preliminary estimates of the fair value of the assets and liabilities acquired. Therefore, these allocations may be adjusted in the future upon finalization of these preliminary estimates.

WELLS REAL ESTATE INVESTMENT TRUST II, INC.

PRO FORMA BALANCE SHEET

DECEMBER 31, 2003

(Unaudited)

ASSETS

	Wells Real Estate Investment Trust II, Inc. (a)	Pro Forma Adjustments
		Recent Acquisitions
		Other		Republic Drive		Manhattan Towers		Pro Forma Total
REAL ESTATE ASSETS, at cost:
Land	$0	$6,700,000	(b)	$4,400,000	(b)	$11,200,000	(b)	$22,300,000
Building, less accumulated depreciation of $0	0	29,322,275	(b)	10,809,976	(b)	59,076,731	(b)	99,208,982
Intangible lease assets, net	0	12,213,569	(b)	1,307,672	(b)	15,753,795	(b)	29,275,036

Total real estate assets	0	48,235,844		16,517,648		86,030,526		150,784,018

CASH AND CASH EQUIVALENTS	156,912	54,750,425 (1,237,298 869,003 (19,639 (34,859,043	(c) )(d) (e) )(f) )(g)	0		0		19,660,360

RESTRICTED CASH	981,924	(981,924	)(e)	0		0		0

DEFERRED PROJECT COSTS	0	1,237,298 19,639	(d) (f)	0		0		1,256,937

PREPAID EXPENSES AND OTHER ASSETS	512,633	0		0		0		512,633
DEFERRED LEASE ACQUISITION COSTS	0	5,566,381	(b)	2,358,625	(b)	3,938,449	(b)	11,863,455
INVESTMENT IN BONDS	0	18,000,000	(h)	0		0		18,000,000

Total assets	$1,651,469	$91,580,686		$18,876,273		$89,968,975		$202,077,403

LIABILITIES AND STOCKHOLDERS’ EQUITY

	Wells Real Estate Investment Trust II, Inc. (a)	Pro Forma Adjustments
		Recent Acquisitions
		Other		Republic Drive		Manhattan Towers		Pro Forma Total
LIABILITIES:
Borrowings	$0	$53,802,225	(b)	$18,876,273	(b)	$89,968,975	(b)	$127,788,430
		(34,859,043	)(g)
Accrued expenses	563,000	0		0		0		563,000
Escrowed investor proceeds	981,924	(981,924	)(e)	0		0		0
Obligation under capital lease	0	18,000,000	(i)	0		0		18,000,000

Total liabilities	1,544,924	35,961,258		18,876,273		89,968,975		146,351,430

COMMITMENTS AND CONTINGENCIES
Minority Interest	106,015	0		0		0		106,015

STOCKHOLDERS’ EQUITY:
Preferred shares, $.01 par value; 100,000,000 shares authorized, no shares issued and outstanding at December 31, 2003	0	0		0		0		0

Common shares, $.01 par value; 900,000,000 shares authorized, 100 shares issued and outstanding at December 31, 2003	1	61,865 982	(c) (e)	0		0		62,848

Additional paid in capital	999	54,688,560 868,021	(c) (e)	0 0		0 0		55,557,580

Accumulated Deficit	(470)	0		0		0		(470)

Total stockholders’ equity	530	55,619,428		0		0		55,619,958

Total liabilities and stockholders’ equity	$1,651,469	$91,580,686		$18,876,273		$89,968,975		$202,077,403

(a)	Historical financial information derived from annual report filed on Form 10-K. As stated therein, Wells OP II is a consolidated subsidiary of Wells Real Estate Investment Trust II, Inc.
(b)	Reflects Wells Real Estate Investment Trust II, Inc.’s purchase price for the assets, land, building and liabilities assumed, net of any purchase price adjustments.
(c)	Reflects capital raised through issuance of additional shares subsequent to December 31, 2003 through the Manhattan Towers acquisition date, net of organizational and offering costs, commissions and dealer-manager fees.
(d)	Reflects deferred project costs capitalized as a result of additional capital raised described in note (c) above.
(e)	Reflects reclassification of restricted cash and escrowed investor proceeds, net of organizational and offering costs, to unrestricted cash and stockholders equity as a result of minimum escrow requirements being met on January 22, 2004.
(f)	Reflects deferred project costs capitalized as a result of minimum escrow requirements being met described in note (e) above.
(g)	Reflects pay down of acquisition-related borrowings through the Manhattan Towers acquisition date using capital raised described in note (c) above.
(h)	Reflects investment in bonds for which 100% of the principal balance becomes receivable January 2, 2012.
(i)	Reflects bond note secured by the Deed of Trust to the New Manchester One Building for which 100% of the principal balance becomes payable on January 2, 2012.

The accompanying notes are an integral part of this statement.